SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: May 1, 2006

FEDERATED DEPARTMENT STORES, INC.

7 West Seventh Street, Cincinnati, Ohio 45202 (513) 579-7000

-and-

151 West 34th Street, New York, New York 10001 (212) 494-1602

Delaware	1-13536	13-3324058
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

     As previously reported, on April 4, 2006, FDS Bank, an indirect subsidiary of Federated Department Stores, Inc. ("Federated"), entered into a Sale and Purchase Agreement (the "GE Money Bank Agreement") with GE Money Bank and Monogram Credit Services, LLC (collectively, the "GECC Parties"). The GE Money Bank Agreement provided for, subject to the receipt of all required regulatory approvals, FDS Bank to purchase from the GECC Parties all of the "Macy's" credit card accounts and related receivables and other related assets owned by the GECC Parties as of 11:59 p.m. on the day immediately preceding the closing date (the foregoing and certain related assets being the "GE/Macy's Credit Assets"). On May 1, 2006, Federated and the GECC Parties completed the purchase by Federated of the GE/Macy's Credit Assets.

     As previously reported, on June 1, 2005, Federated entered into a Purchase, Sale and Servicing Transfer Agreement (the "Purchase Agreement") with Citibank, N.A. (together with its subsidiaries, as applicable, "Citibank"). The Purchase Agreement provided, on the terms and subject to the conditions set forth therein, for, among other things, the purchase by Citibank of the GE/Macy's Credit Assets upon the termination of Federated's credit card program agreement with the GECC Parties.

     On May 1, 2006, Federated and Citibank entered into a Third Amendment to Purchase, Sale and Servicing Transfer Agreement (the "Third Amendment") to amend the Purchase Agreement, among other things, to exclude certain commercial credit card accounts from the sale of assets to Citibank.

On May 1, 2006, Federated completed the sale of the GE/Macy's Credit Assets to Citibank pursuant to the terms of the amended Purchase Agreement.

A copy of the Third Amendment is attached to this report as Exhibit 10.1, and is incorporated herein by reference.

The press release issued by Federated on May 1, 2006 with respect to the completion of the sale of the GE/Macy's Credit Assets is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

The foregoing description of the Third Amendment and the transactions contemplated thereby is qualified in its entirety by reference to the full text of such document.

Item 2.01.	Completion of Acquisition or Disposition of Assets

The information set forth above in Item 1.01 is incorporated by reference into this Item 2.01.

Item 9.01.	Financial Statements and Exhibits.

	(c)	Exhibits

		10.1	Third Amendment to Purchase, Sale and Servicing Transfer Agreement, dated May 1, 2006, between Federated and Citibank

		99.1	Press Release, dated May 1, 2006

FEDERATED DEPARTMENT STORES, INC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERATED DEPARTMENT STORES, INC.

Dated: May 3, 2006	By: /s/ Dennis J. Broderick
Name: Dennis J. Broderick
Title: Senior Vice President, General Counsel and Secretary